                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                Conor E. Murphy
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Conor E. Murphy, Chairman of the Board, President, and Chief Executive Officer and a Director of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004
       and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and
         S- L Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year
         Annuity v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield Annuity 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of August, 2018.

/s/ Conor E. Murphy
-------------------
Conor E. Murphy

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                Lynn A. Dumais
                  Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, Vice President and Chief Financial Officer of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of August, 2018.
                                                     ---

/s/ Lynn A. Dumais
------------------
Lynn A. Dumais

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              David W. Chamberlin
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, David W. Chamberlin, a Director and Vice President of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of August, 2018.
                                                     ---


/s/ David W. Chamberlin
-----------------------
David W. Chamberlin

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                               Norse N. Blazzard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of August, 2018.


/s/ Norse N. Blazzard
---------------------
Norse N. Blazzard

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                             Kimberly A. Berwanger
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director and Vice President of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of August, 2018.
                                                     ----


/s/ Kimberly A. Berwanger
-------------------------
Kimberly A. Berwanger

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              Richard A. Hemmings
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011), Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004 and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of August, 2018.


/s/ Richard A. Hemmings
-----------------------
Richard A. Hemmings

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                              Richard C. Pearson
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011),   Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004    and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of August, 2018.


/s/ Richard C. Pearson
----------------------
Richard C. Pearson

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                                 Mayer Naiman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mayer Naiman, a Director of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011),   Class AA, and Class B File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004    and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of August, 2018.


/s/ Mayer Naiman
----------------
Mayer Naiman

                   Brighthouse Life Insurance Company of NY

                               POWER OF ATTORNEY

                           Gianna H. Figaro-Sterling
                         Controller and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Gianna H. Figaro-Sterling, Controller and Vice President of Brighthouse Life Insurance Company of NY, a New York company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .  Brighthouse Variable Annuity Account B (811-08306)
       File No. 033-74174 First COVA VA, Custom Select, Russell Select and
         Class VA, Class AA and Class B
       File No. 333-96773 Class VA (offered between June 15, 2001 and
         October 7, 2011),   Class AA, and Class B
       File No. 333-96775 Class A
       File No. 333-96777 Class XC
       File No. 333-96785 Class L and Class L -4 Year (offered between
         November 22, 2004    and October 7, 2011)
       File No. 333-96795 Class C (offered between September 4, 2001 and
         October 7, 2011)
       File No. 333-125613 Vintage L and Vintage XC
       File No. 333-125617 PrimElite III
       File No. 333-125618 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)
       File No. 333-125619 Protected Equity Portfolio
       File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
       File No. 333-137969 PrimElite IV
       File No. 333-148873 Pioneer PRISM
       File No. 333-148874 Pioneer PRISM XC
       File No. 333-148876 Pioneer PRISM L
       File No. 333-152450 Class XTRA
       File No. 333-156646 Class XTRA 6
       File No. 333-158579 Brighthouse Simple Solutions/SM/
       File No. 333-169687 Class VA- 4 (offered between May 1, 2011 and
         October 7, 2011)
       File No. 333-176679 Class S (offered on and after October 7, 2011) and
         Class S- L Share Option (offered on and after October 7, 2011)
       File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011)
       File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and
         April 28, 2013)
       File No. 333-176693 Class C (offered on and after October 7, 2011)
       File No. 333-178515 Class O (offered between April 30, 2012 and
         September 20, 2015)
       File No. 333-179240 Marquis Portfolios (offered on and after April 30,
         2012)
       File No. 333-186216 Class L- 4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-209057 Class VA- 4 (offered on and after May 2, 2016)
       File No. 333-209058 Class VA (offered on and after May 2, 2016)
       File No. 333-209059 Class S (offered on and after May 2, 2016) and S- L
         Share Option (offered on and after May 2, 2016)

       File No. 333-216454 Brighthouse Prime Options,

   And pertaining to:
       File No. 333-216452 Brighthouse Shield Level Selector/SM/ Annuity
       File No. 333-216453 Brighthouse Shield Level Selector/SM/ 3-Year Annuity File No. 333-216486 Brighthouse Shield Level 10/SM/ Annuity
       File No. 333-217511 Brighthouse Shield Level Select/SM/ 3-Year Annuity File No. 333-217514 Brighthouse Shield Level Select/SM/ 6-Year Annuity File No. 333-226036 Brighthouse Shield Level Select/SM/ 6-Year Annuity
         v.3

   And new annuities such as:
       Brighthouse Shield Annuity
       Brighthouse Shield 3-Year Annuity
       Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of August, 2018.
                                                     ----


/s/ Gianna H. Figaro-Sterling
-----------------------------
Gianna H. Figaro-Sterling